Income Taxes - Schedule of Significant Portions of the Deferred Tax Assets (Details) - USD ($)	Jul. 31, 2026	Jul. 31, 2025
Schedule of Significant Portions of the Deferred Tax Assets [Abstract]
Non-capital tax loss carry-forwards	$ 3,588,620	$ 2,804,311
Mineral properties	155,310	155,996
Share issuance costs	8,182	1,153
Total deferred tax assets	3,752,112	2,961,460
Valuation allowance	(3,752,112)	(2,961,460)
Net deferred tax assets